Exhibit 10.2

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “*”.

NCI Control Number: N44CO-2014-00048

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

RATING:

PAGE OF PAGES: 1 | 34

2. CONTRACT (*Proc. Inst. Ident.*) NO.: HHSN261201400048C

3. EFFECTIVE DATE: 09/16/2014

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.: 3524823

5. ISSUED BY — CODE:

National Cancer Institute
Office of Acquisitions
Riverside 5, Suite 400
8490 Progress Drive
Frederick, Maryland 21701-4998

6. ADMINISTERED BY (*If other than Item 5*) — CODE:

OFFICE OF THE DIRECTOR
(RFP NO. *)

7. NAME AND ADDRESS OF CONTRACTOR (*No., street, city, county, State and ZIP Code*)

ENUMERAL BIOMEDICAL CORP.
1450 BROADWAY 24TH FL
NEW YORK, NY 100182224

PLACE OF PERFORMANCE: **NEW YORK USA**

CODE | FACILITY CODE

8. DELIVERY: ☐ FOB Destination ☐ FOB Origin

9. DISCOUNT FOR PROMPT PAYMENT: 0

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN — ITEM: SEE SECTION G, ARTICLE G.3.

11. SHIP TO/MARK FOR — CODE: **SEE SECTION F, ARTICLE F.2.**

12. PAYMENT WILL BE MADE BY — CODE: **SEE SECTION G, ARTICLE G.3.**

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA:
CAN1 **48478658** TIN
OC CODE PMS#

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
TITLE:	**SBIR Phase II Topic 309 Deployment of Prototype System for Detection of Multiple Analytes in Small Tissue Samples**			**CAN**	**CAN Amount**
CURRENT OBLIGATION:				**48478658**	$999,967.00
CONTRACT PERIOD:	**09/16/2014 through 09/15/2016**				$999,967.00
CONTRACT TYPE:	**Cost Plus Fixed Fee**				

15G. TOTAL AMOUNT OF CONTRACT $999,967.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	28
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	4			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	8	X	J	LIST OF ATTACHMENTS	33
X	D	PACKAGING AND MARKING	12			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	12	X	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	34
X	F	DELIVERIES OR PERFORMANCE	13				
X	G	CONTRACT ADMINISTRATION DATA	15		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	20		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (*Contractor is required to sign this document and return 1 copies to issuing office.*) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (*Attachments are listed herein.*)

18. ☐ AWARD (*Contractor is not required to sign this document.*) Your offer on Solicitation Number ____________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (*Type or Print*): Derek Brand, VP of Business Development

20A. NAME OF CONTRACTING OFFICER: **Mandie White**

19B. NAME OF CONTRACTOR: BY /s/ Derek Brand (*Signature of person authorized to sign*)

19C. DATE SIGNED: 9/10/2014

20B. UNITED STATES OF AMERICA: BY /s/ Mandie White (*Signature of Contracting Officer*)

20C. DATE SIGNED: 9/10/2014

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is usable

STANDARD FORM 26 (REV. 12/2002)
Prescribed by GSA FAR (48 CFR) 53.214(a)

Contract Number: HHSN261201400048C

CONTRACT TABLE OF CONTENTS

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Contract Number: HHSN261201400048C

	ARTICLE H.1. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4(b) (January 2006)	21
	ARTICLE H.2. HUMAN SUBJECTS	22
	ARTICLE H.3. RESTRICTION ON USE OF HUMAN SUBJECTS, HHSAR 352.270-6 (January 2006)	22
	ARTICLE H.4. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS	23
	ARTICLE H.5. HUMAN MATERIALS	23
	ARTICLE H.6. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)	23
	ARTICLE H.7. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH	24
	ARTICLE H.8. NEEDLE DISTRIBUTION	24
	ARTICLE H.9. ACKNOWLEDGEMENT OF FEDERAL FUNDING	24
	ARTICLE H.10. RESTRICTION ON ABORTIONS	25
	ARTICLE H.11. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH	25
	ARTICLE H.12. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION	25
	ARTICLE H.15. LIMITATIONS ON SUBCONTRACTING - SBIR	25
	ARTICLE H.16. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY, HHSAR 352.239-73(b) (January 2010)	25
	ARTICLE H.17. CONFIDENTIALITY OF INFORMATION	26
	ARTICLE H.18. INSTITUTIONAL RESPONSIBILITY REGARDING INVESTIGATOR FINANCIAL CONFLICTS OF INTEREST - PHASE II	27
	ARTICLE H.19. PUBLICATION AND PUBLICITY	30
	ARTICLE H.20. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE	30
	ARTICLE H.21. YEAR 2000 COMPLIANCE	30

PART II - CONTRACT CLAUSES		31

	SECTION I - CONTRACT CLAUSES	31

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS		36

	SECTION J - LIST OF ATTACHMENTS	36

1.	Statement of Work	36

2.	Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost- Reimbursement Type Contracts, NIH(RC)-4	36

3.	Disclosure of Lobbying Activities, SF-LLL	36

4.	Government Property - Schedule	36

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Contract Number: HHSN261201400048C

5.	Report of Government Owned, Contractor Held Property	36

PART IV - REPRESENTATIONS AND INSTRUCTIONS		37

	SECTION K - REPRESENTATIONS AND CERTIFICATIONS	37

1.	Annual Representations and Certifications	37

2.	Annual Representations and Certifications, FAR Clause 52.204-8	37

3.	Human Subjects Assurance Identification Number	37

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Contract Number: HHSN261201400048C

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

This contract will (1) development a prototype analytical system incorporating Enumeral’s technology, including automation, software and data analysis and (2) test prototypes on clinical samples in collaborating academic laboratories to demonstrate clinical utility and advantages over analytical current techniques.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.           The estimated cost of this contract is $952,349.

b.           The fixed fee for this contract is $47,618. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract.

c.           The total estimated amount of the contract, represented by the sum of the estimated cost plus the fixed fee, is $999,967.

ARTICLE B.3. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.           Establishment of Indirect Cost Rate

Fringe benefits costs are funded at a rate of 17% in an amount not to exceed $28,755 and General and Administrative (G&A) costs are funded at a rate of 40% in an amount not to exceed $272,099; however, the Contractor shall not bill or be reimbursed for indirect costs until such time as an indirect cost proposal has been submitted to the cognizant office responsible for negotiating the indirect cost rates, unless a temporary billing rate(s) has been included herein. Unless otherwise specified below, the indirect cost rate proposal shall be submitted no later than three (3) months after the date of contract award.

The Contractor may bill fringe benefits at a temporary billing rate of 17% of direct labor and may bill G&A at a temporary billing rate of 40% total direct costs; until such time as indirect costs have been established, provided, that the Contractor’s indirect cost proposal is submitted to the cognizant office responsible for negotiating indirect costs no later than December 16, 2014. If the indirect cost proposal is not submitted within this time frame, any temporary indirect costs billed after this due date will be suspended until such time as the indirect cost proposal is submitted.

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Contract Number: HHSN261201400048C

The Government is not obligated to pay any additional amount should the final indirect cost rates exceed the above ceiling. In the event that the final indirect cost rates are less than these ceilings rates, the Government’s obligation shall be reduced to conform to the lower rate.

The Contractor shall complete all work in accordance with the Statement of Work, terms and conditions of this contract.

b.           Subcontract

A cost-reimbursement type subcontract with * for the installation and work with the prototype system and optimization of the process from the standpoint of end-users for an amount not to exceed $71,778 for the period 9/16/14-9/15/16. A copy of the signed, executed subcontract shall be provided to the Contracting Officer prior to performing work under this contract.

A cost-reimbursement type subcontract with * for their participation in the evaluation of the prototype for an amount not to exceed $71,465 for the period 9/16/14-9/15/16. A copy of the signed, executed subcontract shall be provided to the Contracting Officer prior to performing work under this contract.

c.           Contractor/Subcontractor Travel

Expenditures for travel (transportation, lodging, subsistence, and incidental expenses) incurred in the direct performance of this contract shall be unallowable without the prior written approval of the Contracting Officer. No retroactive active approvals will be issued and no travel costs incurred without prior Contracting Officer approval will be approved.

All travel requests shall be sent to both the Contracting Officer’s Representative (COR) and the Contracting Officer within ninety (90) calendar days prior to the planned start date of the travel. Once the request is received, the COR shall submit the required documentation to the appropriate approving authority. Once it is determined that the request is approved or disapproved the COR will notify the Contracting Officer so that they can issue written approval or disapproval of the travel request.

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Contract Number: HHSN261201400048C

d.           Equipment:

The Contractor is hereby authorized to utilize contract funds towards the purchase of the following equipment for an amount not to exceed * for the period 9/16/2014 through 9/15/2016.

Item	Unit Price	Unit Quantity	Subtotal
1. *	*	*	*
2. *	*	*	*
3. *	*	*	*
Total Equipment Cost			*

***Note that Items 2 and 3 shall be leased; whereas, item 1 shall be purchased.

e.           Funding Variance

The Contractor agrees to immediately notify the Contracting Officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Cost Clause in this contract.

f.            Site Visit

At the discretion of the Government, a site visit may be required during this contract. The Contractor will either be required to host the site visit in person or via teleconference.

g.           Consultants Consultant fees to be paid to the following individuals:

Name	Rate Per Day	Number of Hours	Total Cost Excluding Travel Not to Exceed
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
Total			*

h.           Contract Number Designation

On all correspondence submitted under this contract, the Contractor agrees to clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract No. HHSN261201400048C

NCI Control No. N44CO201400048

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Contract Number: HHSN261201400048C

ARTICLE B.4. PROVISIONS APPLICABLE TO DIRECT COSTS

a.           Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

1.          Conferences and Meetings

2.          Food for Meals, Light Refreshments, and Beverages

3.          Promotional Items [includes, but is not limited to: clothing and commemorative items such as pens, mugs/cups, folders/folios, lanyards, and conference bags that are sometimes provided to visitors, employees, grantees, or conference attendees.]

4.          Acquisition, by purchase or lease, of any interest in real property;

5.          Special rearrangement or alteration of facilities;

6.          Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

7.          Travel to attend general scientific meetings;

8.          Foreign travel;

9.          Consultant costs;

10.        Subcontracts;

11.        Patient care costs;

12.        Accountable Government Property (defined as non-expendable personal property with an acquisition cost of $1,000 or more) and “sensitive items” (defined as items of personal property (supplies and equipment that are highly desirable and easily converted to personal use), regardless of acquisition value.

13.        Printing Costs (as defined in the Government Printing and Binding Regulations).

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Contract Number: HHSN261201400048C

b.           Travel Costs

1.          Domestic Travel

Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $7,091 without the prior written approval of the Contracting Officer.

2.          The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.2 - Contracts with Commercial Organizations, Subsection 31.205-46, Travel Costs.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a.           Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated 9/4/2014, set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.

Document Title	Date
Statement of Work - Phase II	9/4/2014

ARTICLE C.2. REPORTING REQUIREMENTS

All reports required herein shall be submitted in an electronic format via email as attachments to the following designated NCI Branch Distribution Mailbox: Ncibranchcinvoices@mail.nih.gov

Each email submission shall contain only one deliverable. If the attached file for the deliverable exceeds 50 MB, the Contractor shall divide the deliverable into files of 50 MB each. All deliverables shall be limited to five file attachments or less.

The subject line of the email shall read as follows:

Deliverable_Contract Number_Vendor’s Name_Deliverable Description_Due Date

All electronic reports submitted shall be compliant with Section 508 of the Rehabilitation Act of 1973. Additional information about testing documents for Section 508 compliance, including guidance and specific checklists, by application, can be found at: http://www.hhs.gov/web/508/index.html under “Making Files Accessible.”

a.           Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shad prepare and submit the following reports in the manner stated below and in accordance with the DELIVERIES Article in SECTION F of this contract:

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Contract Number: HHSN261201400048C

[Note: Beginning May 25, 2008, the Contractor shall include, in any technical progress report submitted, the applicable PubMed Central (PMC) or NIH Manuscript Submission reference number when citing publications that arise from its NIH funded research.]

1.          Quarterly Progress Report

a.           This report shall include a description of the activities during the reporting period and the activities planned for the ensuing reporting period. The first reporting period consists of the first full three months of performance including any fractional part of the initial month. Thereafter, the reporting period shall consist of three full calendar months.

b.           The first report shall be due January 10, 2015. Thereafter, reports shall be due on or before the 10th Calendar day following each reporting period.

2.          Annual Progress Report

This report shall include a summation of the results of the entire contract work for the period covered. An annual report will not be required for the period when the Final Report is due. A Quarterly Report shall not be submitted when an Annual Report is due.

The first report shall cover the period 09/16/2014 through 09/15/2015 of this contract and shall be due on October 15, 2015. Thereafter, reports shall be due on or before the 15th Calendar day following the reporting period.

3.          Annual Technical Progress Report for Clinical Research Study Populations

The Contractor shall submit information about the inclusion of women and members of minority groups and their subpopulations for each study being performed under this contract. The Contractor shall submit this information in the format indicated in the attachment entitled, “Inclusion Enrollment Report,” which is set forth in SECTION J of this contract. The Contractor also shall use this format, modified to indicate that it is a final report, for reporting purposes in the final report. In addition, the NIH Policy and Guidelines on the Inclusion of Women and Minorities as Subjects in Clinical Research, Amended, October, 2001 applies. If this contract is for Phase III clinical trials, see II.B of these guidelines. The Guidelines may be found at the following website:

http://grants.nih.gov/grants/funding/women_min/guidelines_amended_10_2001.htm

Include a description of the plans to conduct analyses, as appropriate, by sex/gender and/or racial/ethnic groups in the clinical trial protocol as approved by the IRB, and provide a description of the progress in the conduct of these analyses, as appropriate, in the annual progress report and the final report. If the analysis reveals no subset differences, a brief statement to that effect, indicating the subsets analyzed, will suffice. The Government strongly encourages inclusion of the results of subset analysis in all publication submissions. In the final report, the Contractor shall include all final analyses of the data on sex/gender and race/ethnicity.

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Contract Number: HHSN261201400048C

4.          Draft and Final Report

This report shall consist of the work performed and results obtained for the entire contract period of performance as stated in SECTION F of this contract. This report shall be in sufficient detail to describe comprehensively the results achieved. The Final Report shall be submitted on or before the last day of the contract performance period. An Annual report shall not be required for the period when the Final Report is due.

The Contractor shall provide the Contracting Officer with an electronic copy of the Final Report in draft form (in accordance with the DELIVERIES Article in SECTION F of this contract. The Contracting Officer’s Representative (COR) will review the draft report and provide the Contracting Officer with comments within 15 Calendar days after receipt. The Final Report shall be corrected by the Contractor, if necessary and the final version delivered as specified in the above paragraph.

5.          Summary of Salient Results

The Contractor shall submit, with the Final Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

b.           Other Reports/Deliverables

1.          Reporting of Financial Conflict of Interest (FCOI) - Phase II

All reports and documentation required by 45 CFR Part 94, Responsible Prospective Contractors including, but not limited to, the New FCOI Report, Annual FCOI Report, Revised FCOI Report, and the Mitigation Report, shall be submitted to the Contracting Officer in Electronic format. Thereafter, reports shall be due in accordance with the regulatory compliance requirements in 45 CFR Part 94.

45 CFR Part 94 is available at: http://www.ecfr.gov/cgi-bin/text-idx?c=ecfr&SID=0af84ca649a74846f102aaf664da1623&rgn=div5&view=text&node=45:1.0.1.1.51&idno=45. See Part 94.5, Management and reporting of financial conflicts of interest for complete information on reporting requirements.

(Reference subparagraph g. of the INSTITUTIONAL RESPONSIBILITY REGARDING INVESTIGATOR FINANCIAL CONFLICTS OF INTEREST Article in SECTION H of this contract.)

2.          Section 508 Annual Report - PHASE II

The Contractor shall submit an annual Section 508 report in accordance with the schedule set forth in the ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY Article in SECTION H of this contract. The Section 508 Report Template and Instructions for completing the report are available at: http://www.hhs.qov/web/508/contracting/technology/vendors.html under “Vendor Information and Documents.”

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Contract Number: HHSN261201400048C

3.          NIH Small Business Innovation Research (SBIR) Program Life Cycle Certification

In accordance with the SBIR/STTR Reauthorization Act of 2011, the Contractor shall complete and submit the NIH Small Business Innovation Research (SBIR) Life Cycle Certification form, located in SECTION J of the contract, to the Contracting Officer. This certification is required to ensure the Contractor is meeting the program’s requirements during the life cycle of the contract.

The Life Cycle Certification form shall be submitted as follows:

•	Phase II SBIR Contractors shall submit the Certification prior to receiving more than 50% of the total contract amount AND prior to final payment or disbursement.

The Contracting Officer, may, at any time after award request further clarifications and supporting documentation in order to assist in the verification of any information provided by the Contractor.

For additional information, see NIH Policy Notice NOT-OD-13-116, entitled, “New Program Certifications Required for SBIR and STTR Awards,” located at: http://grants.nih.gov/grants/guide/notice-files/NOT-OD-13-116.html.

ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Division of Extramural Inventions and Technology Resources (DEITR), OPERA, OER, NIH, 6705 Rockledge Drive, Suite 310, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted to the Contracting Officer on the completion date of the contract.

All reports shall be submitted in accordance with the DELIVERIES Article in SECTION F of this contract. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted on the expiration date of the contract. All reports shall be sent to the following address:

OPERA, OEH, NIH
6705 Rockledge Drive
Suite 310, MSC 7980
Bethesda, MD 20892-7980

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the email address specified in SECTION F.

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Contract Number: HHSN261201400048C

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed “Interagency Edison,” an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

a.           The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.           For the purpose of this SECTION, the Contracting Officer’s Representative (COR) is the authorized representative of the Contracting Officer.

c.           Inspection and acceptance will be performed at:

NCI, SBIR Program, MSC 9706
9609 Medical Center Drive, 1W544
Rockville, MD 20850-9706

Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d.           This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-9, Inspection of Research and Development (Short Form) (April 1984).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. PERIOD OF PERFORMANCE

a.           The period of performance of this contract shall be from 9/16/2014 through 9/15/2016.

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Contract Number: HHSN261201400048C

ARTICLE F.2. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in the Statement of Work Article in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.           The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract will be required to be delivered F.o.b. Destination as set forth in FAR 52.247-35, F.o.b. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below:

Item No.	Description	Delivery Schedule
1.	Quarterly Progress Report	Quarterly, due within 15 calendar days after each reporting period.
2.	Annual Progress Report	Annually, due each year after the start of Phase II.
3.	Section 508 Annual Report	Annually, due each year after the start of Phase II.
4.	Annual Technical Progress Report for Clinical Research Study Populations	Annually, due each year after the start of Phase II.
5.	Financial Conflict of Interest (FCOI)	When applicable per 45 CFR Part 94.
6.	Draft Final	14 Days Before Last Day of the Contract Performance Period.
7.	Final Report	Due on or before the Phase II completion date.
8.	Summary of Salient Results	Due on or before the completion of Phase II.
9.	Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263	Prior to starting any work involving human subjects.
10.	Annual Utilization Report	Due one year after the start of Phase II.
11.	Final Invention Statement	Due on or before contract completion date.
12.	Invention Disclosure Report	Due on or before contract completion date.
13.	New or Revised Financial Conflict of Interest (FCOI) Report and Mitigation Report	Due as FCOI arises.

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Contract Number: HHSN261201400048C

Item No.	Description	Delivery Schedule
14.	SBIR Program Life Cycle Certification - Phase II - Report 1	Due prior to receiving 50% of the total contract amount.
15.	SBIR Program Life Cycle Certification - Phase II - Report 2	Due on or before Phase II completion date.
16.	Federal Wide Assurance (FWA) (As applicable). - An approved FWA is effective for 5 years from issuance date.	Prior to starting any work involving human subjects. (Renewal confirmation as required.)
17.	Institutional Review Board (IRB) (As applicable) - An IRB registration is effective for 3 years after issuance.	Prior to starting any work involving human subjects. (Renewal confirmation as required.)

b.           The above items shall be addressed and emailed to ncibranchcinvoices@mail.nih.gov. The following addresses are provided for general correspondence and other deliveries:

Addressee	Deliverable Item No.	Quantity
Mandie S. White, Contracting Officer National Cancer Institute Office of Acquisitions, Room 4036 Riverside Five, Suite 400 8490 Progress Drive Frederick, MD 21701	1-17	One (1) electronic copy *

*, COR National Cancer Institute NCI SBIR & STTR Programs, Room 9609 Medical Center Drive, MSC 9705 Bethesda, MD 20892-9705	1-9	One (1) electronic copy *

OPERA, OEH, NIH 6705 Rockledge Drive Suite 310, MSC 7980 Bethesda, Maryland 20892-7980	12	One (1) hard copy to OPERA; One (1) electronic copy *

ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http:/A/vww.acquisition.gov/far.

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Contract Number: HHSN261201400048C

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop WorkOrder, Alternate I (April 1984) is applicable to Phase II of this contract.

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The following Contracting Officer’s Representative (COR) will represent the Government for the purpose of this contract:

*

The COR is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract; or (6) sign written licensing agreements. Any signed agreement shall be incorporated by reference in Section K of the contract

The Government may unilaterally change its COR designation.

ARTICLE G.2. KEY PERSONNEL, HHSAR 352.242-70 (January 2006)

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.

(End of Clause)

The following individuals are considered to be essential to the work being performed hereunder:

Name	Title
Arthur Tinkelenberg	Principal Investigator, President & CEO
*	Senior Scientist
*	Engineering Associate

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ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

a.           Invoice Submission/Contract Financing Request and Contract Financial Reporting, NIH(RC)-4 for NIH Cost- Reimbursement Type Contracts are attached and made part of this contract. The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a “proper invoice” pursuant to FAR Subpart 32.9, Prompt Payment.

*

The Contractor shall submit an electronic copy of the payment request to the approving official instead of a paper copy. The payment request shall be transmitted as an attachment via e-mail to the address listed above in one of the following formats: MSWord, MS Excel, or Adobe Portable Document Format (PDF). Only one payment request shall be submitted per e-mail and the subject line of the e-mail shall include the Contractor’s name, contract number, and unique invoice number. [Note: The original payment request must still be submitted in hard copy and mailed to the designated billing office to meet the requirements of a “proper invoice.”]

ncibranchcinvoices@mail.nih.gov

The Contractor shall submit an electronic copy of the payment request to the Central Point of Distribution mailbox. The payment request shall be transmitted as an attachment via e-mail to the address listed above in one of the following formats: MSWord, MS Excel, or Adobe Portable Document Format (PDF). Only one payment request shall be submitted per e-mail and the subject line of the e-mail shall include the Contractor’s name, contract number, and unique invoice number. [Note: The original payment request must still be submitted in hard copy and mailed to the designated billing office to meet the requirements of a “proper invoice.”]

1.          Payment requests shall be submitted to the offices identified below. Do not submit supporting documentation (e.g., receipts, time sheets, vendor invoices, etc.) with your payment request unless specified elsewhere in the contract or requested by the Contracting Officer.

a.           The original invoice shall be submitted to the following designated billing office:

National Institutes of Health
Office of Financial Management
Commercial Accounts
2115 East Jefferson Street, Room 4B-432, MSC 8500
Bethesda, MD 20892-8500

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b.           One courtesy copy of the original invoice shall be submitted electronically as follows:

1.          The Contractor shall scan the original payment request (invoice) in Adobe Portable Document Format (PDF) along with the necessary supporting documentation as one single attachment.

2.          Save the single attachment (scanned invoice along with any supporting documentation) in the following format: YourVendorName_Invoice number (e.g., if you are submitting Invoice 123456, save the single attachment as “Ash Stevens_Invoice 123456”) [Note: Please do not use special characters such as (#, $, %,*, &, I) when saving your attachment. Only the underscore symbol (_) is permitted.]

3.          Transmit the saved single attachment via e-mail to the appropriate branch’s Central Point of Distribution. For the purpose of this contract, the Central Point of Distribution is NCI OA Branch C - ncibranchcinvoices@mail.nih.gov. Only one payment request shall be submitted per e-mail and the subject line of the e-mail shall include the Contract Number_ Contract Title_ Contractor’s Name_ unique Invoice number (e.g, HHSN2612XXXXXC_Clinical Genetics Support_Ash Stevens_Invoice 12345) [Note: The original payment request must still be submitted in hard copy and mailed to the designated billing office listed in subparagraph a, above, to meet the requirements of a “proper invoice.” Also, The Contractor must certify on the payment request that the electronic courtesy copy is a duplicate of the original invoice mailed to NIH’s Office of Financial Management.]

2.          In addition to the requirements specified in FAR 32.905 for a proper invoice, the Contractor shall include the following information on the face page of all payment requests:

a.           Name of the Office of Acquisitions. The Office of Acquisitions for this contract is National Cancer Institute.

b.           Federal Taxpayer Identification Number (TIN). If the Contractor does not have a valid TIN, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor’s name on the face page of the contract. [Note: A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.] If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

c.           DUNS or DUNS+4 Number. The DUNS number must identify the Contractor’s name and address exactly as stated in the contract and as registered in the Central Contractor Registration (CCR) database. If the Contractor does not have a valid DUNS number, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor’s name on the face page of the contract. [Note: A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.] If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

d.           Invoice Matching Option. This contract requires a two-way match.

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e.           Unique Invoice Number. Each payment request must be identified by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization.

f.            The Contract Title is:

SBIR Phase II Topic 309: Deployment of Prototype System for Detection of Multiple Analytes in Small Tissue Samples (9/16/14-9/15/16)

g.           Contract Line Items as follows:

Line Item #	Line Item Description
1	SBIR Phase II Topic 309: Deployment of Prototype System for Detection of Multiple Analytes in Small Tissue Samples (9/16/14-9/15/16)

a.           Inquiries regarding payment of invoices shall be directed to the designated billing office, (301) 496-6452.

b.           The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to HHSAR Clause 352.231-70, Salary Rate Limitation in SECTION I of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

“I hereby certify that the salaries charged in this invoice are in compliance with HHSAR Clause 352.231-70, Salary Rate Limitation in SECTION I of the above referenced contract.”

ARTICLE G.4. PROVIDING ACCELERATED PAYMENT TO SMALL BUSINESS SUBCONTRACTORS, FAR 52.232-40 (December 2013)

a.           Upon receipt of accelerated payments from the Government, the Contractor shall make accelerated payments to its small business subcontractors under this contract, to the maximum extent practicable and prior to when such payment is otherwise required under the applicable contract or subcontract, after receipt of a proper invoice and all other required documentation from the small business subcontractor.

b.           The acceleration of payments under this clause does not provide any new rights under the prompt Payment Act.

c.           Include the substance of this clause, include this paragraph c, in all subcontracts with small business concerns, including subcontracts with small business concerns for the acquisition of commercial items.

(End of Clause)

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ARTICLE G.5. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in PART II, SECTION I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Director, Division of Financial Advisory Services
Office of Acquisition Management and Policy
National Institutes of Health
6011 EXECUTIVE BLVD, ROOM 549C, MSC-7663
BETHESDA MD 20892-7663

These rates are hereby incorporated without further action of the Contracting Officer if the Contractor has an active rate agreement. If no rate agreement is in place, refer to ARTICLE B.3 ADVANCED UNDERSTANDINGS for specific terms.

ARTICLE G.6. GOVERNMENT PROPERTY

a.           In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, “HHS Contracting Guide for Contract of Government Property,” which is incorporated into this contract by reference. This document can be accessed at: http://oamp.od.nih.gov/sites/default/files/appendix_g_hhs contracting_guide.pdf. Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract.

Requests for information regarding property under this contract should be directed to the following office:

Division of Logistics Services, NIH
Property Management Branch
6011 Building, Suite 639
6011 EXECUTIVE BLVD MSC 7670
BETHESDA MD 20892-7670
nihcontractproperty@nih.gov

b.           Notwithstanding the provisions outlined in the HHS Publication, “HHS Contracting Guide for Contract of Government Property,” which is incorporated in this contract in paragraph a. above, the Contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for submitting summary reports required under this contract, as directed by the Contracting Officer or his/her designee. This form is included as an attachment in SECTION J of this contract.

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c.           Contractor-Acquired Government Property - Schedule I-A

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to acquire the property listed in the attached Schedule I-A for use in direct performance of the contract. Schedule I-A is included as an attachment in SECTION J of this contract.

ARTICLE G.7. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.           Contractor Performance Evaluations

Interim and Final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The Final performance evaluation will be prepared at the time of completion of work. In addition to the Final evaluation, Interim evaluations will be prepared Annually as determined by the Contracting Officer.

Interim and Final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.           Electronic Access to Contractor Performance Evaluations

Contractors may access evaluations through a secure Web site for review and comment at the following address:

http://www.cpars.gov

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4(b) (January 2006)

a.           The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR Part 46 and with the Contractor’s current Assurance of Compliance on file with the Office for Human Research Protections (OHRP), Department of Health and Human Services. The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

b.           The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. The Contractor shall not deem anything in this contract to constitute the Contractor or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the Government. The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent contractor without imputing liability on the part of the Government for the acts of the Contractor or its employees.

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c.           If at any time during the performance of this contract, the Contracting Officer determines, in consultation with OHRP that the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the non compliance. The Contracting Officer may communicate the notice of suspension by telephone with confirmation in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, after consultation with OHRP, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved Human Subject Assurances.

(End of clause)

ARTICLE H.2. HUMAN SUBJECTS

Research involving human subjects shall not be conducted under this contract until the protocol developed in Phase I has been approved by the National Cancer Institute, written notice of such approval has been provided by the Contracting Officer, and the Contractor has provided to the Contracting Officer a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the protocol. The human subject certification can be met by submission of the Contractor’s self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

When research involving Human Subjects will take place at collaborating sites or other performance sites, the Contractor shall obtain, and keep on file, a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the research.

ARTICLE H.3. RESTRICTION ON USE OF HUMAN SUBJECTS, HHSAR 352.270-6 (January 2006)

Pursuant to 45 CFR part 46, Protection of Human Research Subjects, the Contractor shall not expend funds under this award for research involving human subjects or engage in any human subjects research activity prior to the Contracting Officer’s receipt of a certification that the research has been reviewed and approved by the Institutional Review Board (IRB) designated under the Contractor’s Federal-wide assurance of compliance. This restriction applies to all collaborating sites, whether domestic or foreign, and subcontractors. The Contractor must ensure compliance by collaborators and subcontractors.

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(End of clause)

Prisoners shall not be enrolled in any HHS research activities until all requirements of HHS Regulations at 45 CFR PART 46, Subpart C have been met. If a Research Subject becomes a prisoner during the period of this contract, 45 CFR PART 46, Subpart C will apply to research involving that individual.

ARTICLE H.4. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS

NIH policy requires education on the protection of human subject participants for all investigators receiving NIH contract awards for research involving human subjects. For a complete description of the NIH Policy announcement on required education in the protection of human subject participants, the Contractor should access the NIH Guide for Grants and Contracts Announcement dated June 5, 2000 at the following website:

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-039.html.

The information below is a summary of the NIH Policy Announcement:

The Contractor shall maintain the following information: (1) a list of the names and titles of the principal investigator and any other individuals working under the contract who are responsible for the design and/or conduct of the research; (2) the title of the education program(s) in the protection of human subjects that has been completed for each named personnel and; (3) a one sentence description of the educational program(s) listed in (2) above. This requirement extends to investigators and all individuals responsible for the design and/or conduct of the research who are working as subcontractors or consultants under the contract.

Prior to any substitution of the Principal Investigator or any other individuals responsible for the design and/or conduct of the research under the contract, the Contractor shall provide the following written information to the Contracting Officer: the title of the education program and a one sentence description of the program that has been completed by the replacement.

ARTICLE H.5. HUMAN MATERIALS

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

ARTICLE H.6. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

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The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

ARTICLE H.7. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH

NIH-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH. NIH defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

Additional information is available at http://grants.nih.gov/grants/Guide/notice-files/NOT-OD-08-033.html.

ARTICLE H.8. NEEDLE DISTRIBUTION

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.9. ACKNOWLEDGEMENT OF FEDERAL FUNDING

The Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

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ARTICLE H.10. RESTRICTION ON ABORTIONS

The Contractor shall not use contract funds for any abortion.

ARTICLE H.11. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

The Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4,1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

ARTICLE H.12. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION

The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading.

ARTICLE H.13. RESTRICTION ON PORNOGRAPHY ON COMPUTER NETWORKS

The Contractor shall not use contract funds to maintain or establish a computer network unless such network blocks the viewing, downloading, and exchanging of pornography.

ARTICLE H.14. GUN CONTROL

The Contractor shall not use contract funds in whole or in part, to advocate or promote gun control.

ARTICLE H.15. LIMITATIONS ON SUBCONTRACTING - SBIR

The Contractor shall perform a minimum of one half of the contract effort [total contract costs less profit/fee] conducted under this contract. Any deviation from this requirement must be approved in writing by the Contracting Officer.

ARTICLE H.16. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY, HHSAR 352.239-73(b) (January 2010)

a.           Pursuant to Section 508 of the Rehabilitation Act of 1973 (29 U.S.C. 794d), as amended by the Workforce Investment Act of 1998, all electronic and information technology (EIT) products and services developed, acquired, maintained, or used under this contract/order must comply with the “Electronic and Information Technology Accessibility Provisions” set forth by the Architectural and Transportation Barriers Compliance Board (also referred to as the “Access Board”) in 36 CFR part 1194. Information about Section 508 provisions is available at http://www.section508.gov/. The complete text of Section 508 Final provisions can be accessed at http://www.access-board.gov/guidelines-and-standards.

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b.           The Section 508 standards applicable to this contract/order are identified in the Statement of Work. The contractor must provide a written Section 508 conformance certification due at the end of each contract/ order exceeding $100,000 when the contract/order duration is one year or less, if it is determined by the Government that EIT products and services provided by the Contractor do not conform to the described accessibility standards in the Product Assessment Template, remediation of the products or services to the level of conformance specified in the Contractor’s Product Assessment Template will be the responsibility of the Contractor at its own expense.

c.           In the event of a modification(s) to this contract/order, which adds new EIT products or services or revises the type of, or specifications for, products or services the Contractor is to provide, including EIT deliverables such as electronic documents and reports, the Contracting Officer may require that the contractor submit a completed HHS Section 508 Product Assessment Template to assist the Government in determining that the EIT products or services support Section 508 accessibility standards. Instructions for documenting accessibility via the HHS Section 508 Product Assessment Template may be found on the HHS Web site (http://www.hhs.gov/web/508/contracting/technology/vendors.html).

[(End of HHSAR 352.239-73(b)]

d.           Prior to the Contracting Officer exercising an option for a subsequent performance period/additional quantity or adding funding for a subsequent performance period under this contract, as applicable, the Contractor must provide a Section 508 Annual Report to the Contracting Officer and Project Officer. Unless otherwise directed by the Contracting Officer in writing, the Contractor shall provide the cited report in accordance with the following schedule. Instructions for completing the report are available in the Section 508 policy on the HHS Office on Disability Web site under the heading Vendor Information and Documents. The Contractor’s failure to submit a timely and properly completed report may jeopardize the Contracting Officer’s exercising an option or adding funding, as applicable.

Schedule for Contractor Submission of Section 508 Annual Report: Annually
[End of HHSAR 352.239-73(c)]

ARTICLE H.17. CONFIDENTIALITY OF INFORMATION

a.           Confidential information, as used in this article, means information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.

b.           The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the “Disputes” clause.

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c.           If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

d.           Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

e.           Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor should obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

f.            Contracting Officer determinations will reflect the result of internal coordination with appropriate program and legal officials.

g.           The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

The following information is covered by this article:

There will be no data or PII collection under this project.

ARTICLE H.18. INSTITUTIONAL RESPONSIBILITY REGARDING INVESTIGATOR FINANCIAL CONFLICTS OF INTEREST - PHASE II

The Institution (includes any contractor, public or private, excluding a Federal agency) shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that Investigators (defined as the project director or principal Investigator and any other person, regardless of title or position, who is responsible for the design, conduct, or reporting of research funded under NIH contracts, or proposed for such funding, which may include, for example, collaborators or consultants) will not be biased by any Investigator financial conflicts of interest. 45 CFR Part 94 is available at the following Web site: http://www.ecfr.gov/cgi-bin/text-idx? c=ecfr&SID=0af84ca649a74846f102aaf664da1623&rgn=div5&view=text&node=45:1.0.1.1.51&idno=45. As required by 45 CFR Part 94, the Institution shall, at a minimum:

a.           Maintain an up-to-date, written, enforceable policy on financial conflicts of interest that complies with 45 CFR Part 94, inform each Investigator of the policy, the Investigator’s reporting responsibilities regarding disclosure of significant financial interests, and the applicable regulation, and make such policy available via a publicly accessible Web site, or if none currently exist, available to any requestor within five business days of a request. A significant financial interest means a financial interest consisting of one or more of the following interests of the Investigator (and those of the Investigator’s spouse and dependent children) that reasonably appears to be related to the Investigator’s institutional responsibilities:

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1.          With regard to any publicly traded entity, a significant financial interest exists if the value of any remuneration received from the entity in the twelve months preceding the disclosure and the value of any equity interest in the entity as of the date of disclosure, when aggregated, exceeds $5,000. Included are payments and equity interests;

2.          With regard to any non-publicly traded entity, a significant financial interest exists if the value of any remuneration received from the entity in the twelve months preceding the disclosure, when aggregated, exceeds $5,000, or when the Investigator (or the investigator’s spouse or dependent children) holds any equity interest; or

3.          Intellectual property rights and interests, upon receipt of income related to such rights and interest.

Significant financial interests do not include the following:

1.          Income from seminars, lectures, or teaching, and service on advisory or review panels for government agencies, Institutions of higher education, academic teaching hospitals, medical centers, or research institutes with an Institution of higher learning; and

2.          Income from investment vehicles, such as mutual funds and retirement accounts, as long as the Investigator does not directly control the investment decisions made in these vehicles.

b.           Require each Investigator to complete training regarding the Institution’s financial conflicts of interest policy prior to engaging in research related to any NIH-funded contract and at least every four years. The Institution must take reasonable steps [see Part 94.4(c)] to ensure that investigators working as collaborators, consultants or subcontractors comply with the regulations.

c.           Designate an official(s) to solicit and review disclosures of significant financial interests from each Investigator who is planning to participate in, or is participating in, the NIH-funded research.

d.           Require that each Investigator who is planning to participate in the NIH-funded research disclose to the Institution’s designated official(s) the Investigator’s significant financial interest (and those of the Investigator’s spouse and dependent children) no later than the date of submission of the Institution’s proposal for NIH-funded research. Require that each Investigator who is participating in the NIH-funded research to submit an updated disclosure of significant financial interests at least annually, in accordance with the specific time period prescribed by the Institution during the period of the award as well as within thirty days of discovering or acquiring a new significant financial interest.

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Contract Number: HHSN261201400048C

e.           Provide guidelines consistent with the regulations for the designated official(s) to determine whether an Investigator’s significant financial interest is related to NIH-funded research and, if so related, whether the significant financial interest is a financial conflict of interest. An Investigator’s significant financial interest is related to NIH-funded research when the Institution, thorough its designated official(s), reasonably determines that the significant financial interest: Could be affected by the NIH-funded research; or is in an entity whose financial interest could be affected by the research. A financial conflict of interest exists when the Institution, through its designated official(s), reasonably determines that the significant financial interest could directly and significantly affect the design, conduct, or reporting of the NIH-funded research.

f.            Take such actions as necessary to manage financial conflicts of interest, including any financial conflicts of a subcontractor Investigator. Management of an identified financial conflict of interest requires development and implementation of a management plan and, if necessary, a retrospective review and mitigation report pursuant to Part 94.5(a).

g.           Provide initial and ongoing FCOI reports to the Contracting Officer pursuant to Part 94.5(b).

h.           Maintain records relating to all Investigator disclosures of financial interests and the Institution’s review of, and response to, such disclosures, and all actions under the Institution’s policy or retrospective review, if applicable, for at least 3 years from the date of final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention.

i.            Establish adequate enforcement mechanisms and provide for employee sanctions or other administrative actions to ensure Investigator compliance as appropriate.

j.            Complete the certification in Section K - Representations, Certifications, and Other Statements of Offerors titled “Certification of Institutional Policy on Financial Conflicts of interest”.

If the failure of an Institution to comply with an Institution’s financial conflicts of interest policy or a financial conflict of interest management plan appears to have biased the design, conduct, or reporting of the NIH-funded research, the Institution must promptly notify the Contracting Officer of the corrective action taken or to be taken. The Contracting Officer will consider the situation and, as necessary, take appropriate action or refer the matter to the Institution for further action, which may include directions to the Institution on how to maintain appropriate objectivity in the NIH-funded research project.

The Contracting Officer and/or HHS may inquire at any time before, during, or after award into any Investigator disclosure of financial interests, and the Institution’s review of, and response to, such disclosure, regardless of whether the disclosure resulted in the Institution’s determination of a financial conflict of interests. The Contracting Officer may require submission of the records or review them on site. On the basis of this review of records or other information that may be available, the Contracting Officer may decide that a particular financial conflict of interest will bias the objectivity of the NIH-funded research to such an extent that further corrective action is needed or that the Institution has not managed the financial conflict of interest in accordance with Part 94.6(b). The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

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Contract Number: HHSN261201400048C

If the Contracting Officer determines that NIH-funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an Investigator with a financial conflict of interest that was not managed or reported by the Institution, the Institution shall require the Investigator involved to disclose the financial conflict of interest in each public presentation of the results of the research and to request an addendum to previously published presentations.

ARTICLE H.19. PUBLICATION AND PUBLICITY

In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in SECTION I of this contract, the Contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Cancer Institute, National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN261201400048C”

ARTICLE H.20. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The website to file a complaint on-line is: http://oig.hhs.gov/fraud/hotline/ and the mailing address is:

US Department of Health and Human Services
Office of Inspector General
ATTN: OIG HOTLINE OPERATIONS
P.O. Box 23489
Washington, D.C. 20026

ARTICLE H.21. YEAR 2000 COMPLIANCE

In accordance with FAR 39.106, Information Technology acquired under this contract must be Year 2000 compliant as set forth in the following clause(s):

1.          Service Involving the Use of Information Technology YEAR 2000 COMPLIANCE—SERVICE INVOLVING THE USE OF INFORMATION TECHNOLOGY

The Contractor agrees that each item of hardware, software, and firmware used under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations.

(End of Clause)

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Contract Number: HHSN261201400048C

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT SBIR PHASE II CONTRACT

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically as follows: FAR Clauses at: http://www.acquisition.gov/far/. HHSAR Clauses at: http:// www.hhs. gov/policies/hhsar/subpart352.html.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Nov 2013	Definitions (Over the Simplified Acquisition Threshold)
52.203-3	Apr 1984	Gratuities (Over the Simplified Acquisition Threshold)
52.203-5	May 2014	Covenant Against Contingent Fees (Over the Simplified Acquisition Threshold)
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over the Simplified Acquisition Threshold)
52.203-7	May 2014	Anti-Kickback Procedures (Over the Simplified Acquisition Threshold)
52.203-8	May 2014	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)
52.203-10	May 2014	Price or Fee Adjustment for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)
52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions (Over $150,000)
52.203-17	Apr 2014	Contractor Employee Whistleblower Rights and Requirements to Inform Employees of Whistleblower Rights (Over the Simplified Acquisition Threshold)
52.204-4	May 2011	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper(Over the Simplified Acquisition Threshold)
52.204-10	Jul 2013	Reporting Executive Compensation and First-Tier Subcontract Awards ($25,000 or more)
52.204-13	Jul 2013	System for Award Management Maintenance
52.209-6	Aug 2013	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)
52.215-2	Oct 2010	Audit and Records - Negotiation [Note: Applies to ALL contracts funded in whole or in part with Recovery Act funds, regardless of dollar value, AND contracts over the Simplified Acquisition Threshold funded exclusively with non-Recovery Act funds.]

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Contract Number: HHSN261201400048C

FAR CLAUSE NO.	DATE	TITLE
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Aug 2011	Price Reduction for Defective Certified Cost or Pricing Data (Over $700,000)
52.215-12	Oct 2010	Subcontractor Cost or Pricing Data (Over $700,000)
52.215-14	Oct 2010	Integrity of Unit Prices (Over the Simplified Acquisition Threshold)
52.215-15	Oct 2010	Pension Adjustments and Asset Reversions (Over $700,000)
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes
52.215-21	Oct 2010	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data - Modifications
52.215-23	Oct 2009	Limitations on Pass-Through Charges (Over the Simplified Acquisition Threshold)
52.216-7	Jun 2013	Allowable Cost and Payment
52.216-8	Jun 2011	Fixed Fee
52.219-6	Jul 1996	Notice of Total Small Business Set-Aside
52.219-8	May 2014	Utilization of Small Business Concerns (Over the Simplified Acquisition Threshold)
52.219-14	Dec 1996	Limitations on Subcontracting
52.222-2	Jul 1990	Payment for Overtime Premium (Over the Simplified Acquisition Threshold) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)
52.222-3	Jun 2003	Convict Labor
52.222-21	Feb 1999	Prohibition of Segregated Facilities
52.222-26	Mar 2007	Equal Opportunity
52.222-35	Jul 2014	Equal Opportunity for Veterans ($100,000 or more)
52.222-36	Jul 2014	Equal Opportunity for Workers with Disabilities
52.222-37	Jul 2014	Employment Reports on Veterans ($100,000 or more)
52.222-40	Dec 2010	Notification of Employee Rights Under the National Labor Relations Act (Over the Simplified Acquisition Threshold)
52.222-50	Feb 2009	Combating Trafficking in Persons
52.222-54	Aug 2013	Employment Eligibility Verification (Over the Simplified Acquisition Threshold)
52.223-6	May 2001	Drug-Free Workplace
52.223-18	Aug 2011	Encouraging Contractor Policies to Ban Text Messaging While Driving
52.225-1	May 2014	Buy American - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11	May 2014	Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.

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Contract Number: HHSN261201400048C

FAR CLAUSE NO.	DATE	TITLE
52.227-20	May 2014	Rights in Data - SBIR Program
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	May 2014	Interest (Over the Simplified Acquisition Threshold)
52.232-20	Apr 1984	Limitation of Cost
52.232-23	May 2014	Assignment of Claims
52.232-25	Jul 2013	Prompt Payment, Alternate I (Feb 2002)
52.232-33	Jul 2013	Payment by Electronic Funds Transfer—System for Award Management
52.232-39	Jun 2013	Unenforceability of Unauthorized Obligations
52.233-1	May 2014	Disputes
52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2014	Penalties for Unallowable Costs (Over $700,000)
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy (Over the Simplified Acquisition Threshold)
52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)
52.244-2	Oct 2010	Subcontracts (Over the Simplified Acquisition Threshold), Alternate I (June 2007)
52.244-5	Dec 1996	Competition in Subcontracting (Over the Simplified Acquisition Threshold)
52.244-6	Jul 2014	Subcontracts for Commercial Items
52.245-1	Apr 2012	Government Property
52.245-9	Apr 2012	Use and Charges
52.249-6	May 2004	Termination (Cost-Reimbursement)
52.249-14	Apr 1984	Excusable Delays
52.253-1	Jan 1991	Computer Generated Forms

b.           DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2006)
352.203-70	Mar 2012	Anti-Lobbying
352.216-70	Jan 2006	Additional Cost Principles
352.222-70	Jan 2010	Contractor Cooperation in Equal Employment Opportunity Investigations
352.227-70	Jan 2006	Publications and Publicity
352.228-7	Dec 1991	Insurance - Liability to Third Persons
352.233-71	Jan 2006	Litigation and Claims
352.242-70	Jan 2006	Key Personnel

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Contract Number: HHSN261201400048C

HHSAR CLAUSE NO.	DATE	TITLE
352.242-73	Jan 2006	Withholding of Contract Payments
352.242-74	Apr 1984	Final Decisions on Audit Findings

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT SBIR PHASE II CONTRACT- Rev. 08/2014].

ARTICLE I.2. AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE 1.1. of this SECTION is hereby modified as follows:

a.           Alternate I (October 1997) of FAR Clause 52.215-14, Integrity of Unit Prices (October 2010) is added.

b.           Alternate IV (October 2010) of FAR Clause 52.215-21, Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data—Modifications (October 2010) is added.

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a.           FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1.          FAR Clause 52.215-17, Waiver of Facilities Capital Cost of Money (October 1997).

2.          FAR Clause 52.219-28, Post-Award Small Business Program Representation (July 2013).

3.          FAR Clause 52.225-8, Duty-Free Entry (October 2010).

4.          FAR Clause 52.227-16, Additional Data Requirements (June 1987).

5.          FAR Clause 52.239-1, Privacy or Security Safeguards (August 1996).

6.          FAR Clause 52.242-3, Penalties for Unallowable Costs (May 2014).

7.          Alternate I (April 2012), FAR Clause 52.245-1, Government Property (April 2012).

8.          FAR Clause 52.246-23, Limitation of Liability (February 1997).

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Contract Number: HHSN261201400048C

b.           DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

1.          HHSAR Clause 352.201-70, Paperwork Reduction Act (January 2006).

2.          HHSAR Clause 352.231-70, Salary Rate Limitation (August 2012).

Note: The Salary Rate Limitation is at the Executive Level II Rate.

See the following website for Executive Schedule rates of pay: http://www.opm.gov/oca/.

(For current year rates, click on Salaries and Wages/Executive Schedule/Rates of Pay for the Executive Schedule. For prior year rates, click on Salaries and Wages/select Another Year at the top of the page/Executive Schedule/Rates of Pay for the Executive Schedule. Rates are effective January 1 of each calendar year unless otherwise noted.)

c.           NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

The following clauses are attached and made a part of this contract:

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

a.           DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

THERE ARE NO APPLICABLE CLAUSES IN THIS SECTION.

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Contract Number: HHSN261201400048C

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1.           Statement of Work

Statement of Work - Phase II, dated 9/4/2014, 3 pages.

2.           Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost- Reimbursement Type Contracts, NIH(RC)-4

Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, (7/13), 6 pages.

3.           Disclosure of Lobbying Activities, SF-LLL

Disclosure of Lobbying Activities, SF-LLL, dated 7/97, 2 pages.

4.           Government Property - Schedule

Government Property - Schedule I-A, dated 9/4/14, 1 page.

5.           Report of Government Owned, Contractor Held Property

Report of Government Owned, Contractor Held Property, dated 3/2008, 1 page. Located at: http://oamp.od.nih.gov/sites/default/files/DGS/contracting-forms/Govt-Owned-Prop.pdf

6.           NIH Small Business Innovation Research (SBIR) Program Life Cycle Certification

NIH Small Business Innovative Research (SBIR) Program Life Cycle Certification, 3 pages.

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Contract Number: HHSN261201400048C

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.          Annual Representations and Certifications are completed and located in The System for Award Management (SAM) website (http://www.sam.gov). This includes the changes identified in paragraph (b) of the FAR provision 52.204-8, Annual Representations and Certifications, contained in the Contractor’s proposal.

2.          NIH Representations & Certifications, dated 2/24/14

3.          Human Subjects Assurance Identification Number FWA00003136.

END of the SCHEDULE

(CONTRACT)

37

Attachment 1: Statement of Work

HHSN261201400048C

Enumeral Biomedical Corp.

Statement of Work (Phase II) Dated 9/4/14
Contract No. HHSN261201400048C

STATEMENT OF WORK (Phase II)

TITLE:	“Deployment of prototype system for detection of multiple analytes in small tissue samples”
PRINCIPAL INVESTIGATOR(S):	Arthur Tinkelenberg, PhD
PROJECT DURATION:	24 Months
COMPANY:	Enumeral Biomedical Corp
SUBCONTRACTORS:	*

I.           Background Information and Objectives

A.           Background Information

This proposal will build on the successful efforts from Phase I, which served to characterize the technology’s accuracy and limits of detection and provide proof of concept data on mucosal biopsy samples from patients with colorectal cancer. We aim to (1) Develop a prototype analytical system incorporating Enumeral’s technology, including automation, software and data analysis and (2)Test prototypes on clinical samples in collaborating academic laboratories to demonstrate clinical utility and advantages over analytical current techniques.

Our collaborators include *.

The use of Enumeral’s platform to understand * can potentially have a significant impact on early cancer diagnosis, understanding mechanisms of disease progression, and, ultimately development of novel, effective, and safe immunotherapies.

B.           Technical Objectives

The technical objectives of this proposal are to (1) Develop a prototype analytical system incorporating Enumeral’s technology, including automation, software and data analysis (Tasks 1-5) and (2)Test prototypes on clinical samples in collaborating academic laboratories to demonstrate clinical utility and advantages over analytical current techniques (Tasks 6-8).

Objective 1: Develop a prototype analytical system incorporating Enumeral’s technology, including automation, software and data analysis

Task 1 (Months 1-6): Design, source, and construct a prototype detection system. Quantitative milestones for this task comprise *

Comparison	Quantitative Metric	Reasoning
Milestone 1.1 Spot Assays	- * - *	*
Milestone 1.2 Fluorescent Microbeads	- *	*
Milestone 1.3 Cellular Secretion (PBMCs)	- * - * - *	*

Statement of Work (Phase II) Dated 9/4/14
Contract No. HHSN261201400048C

Task 2 (Months 1-10): Optimization of *

Milestone 2.1: The proposed loading procedure results in *

Milestone 2.2: The automation of cell loading step produces *

Task 3 (Months 1-8): Adaptation and optimization of integrated software platform

Milestone 3.1: Integrated software package can run a protocol that *.

Task 4 (Months 9-10): Develop assays to be used during system deployment

Milestone 4.1: Standard operating procedures will be written encompassing assays for * (Task 6 and Task 7)

Task 5 (Month 11): Prepare for deployment

Milestone 5.1: Training is performed, and procedural feedback is received, for end users at *

Objective 2: Test prototypes on clinical samples in collaborating academic laboratories to demonstrate concordance, clinical utility and advantages over analytical current techniques.

Task 6 (Months 12-17): Deploy platform to *

Milestone 6.1: Scientists at * collect and analyze data from *

Task 7 (Months 18-23): Deploy to *

Milestone 7.1: Scientists at * collect and analyze data from *

Task 8 (Month 24): Program Analysis, Defining Steps to Commercialization

Milestone 8.1: A report summarizing the data collected, concordance with previous results, any significant results of analysis, and the potential for * based on the experiments performed.

Milestone 8.2: A summary of the end-user observations, identifying the key factors that should be considered in the efforts to progress from a prototype system to a commercial device.

Statement of Work (Phase II) Dated 9/4/14
Contract No. HHSN261201400048C

II.          Services to be Performed

A.           General Requirements

1.          The contractor shall independently perform all work and furnish all labor, materials, supplies, equipment, and services (except as otherwise specified in the contract).

2.          All work will be monitored by the Government Project Officer identified in Section G of the contract.

Statement of Work (Phase II) Dated 9/4/14
Contract No. HHSN261201400048C

B.           Specific Requirements

Phase II Milestones and Timeline

		Year 1					Year 2
		Mo 1-3	Mo 4-6	Mo 7-9	Mo 10-12	Mo 13-15	Mo 16-18	Mo 19-21	Mo 22-24
Objective 1		———	———	———	———
Task 1	Milestone 1.1	X
	Milestone 1.2	X
	Milestone 1.3		X
Task 2	Milestone 2.1		X
	Milestone 2.2				X
Task 3	Milestone 3.1			X
Task 4	Milestone 4.1				X
Task 5	Milestone 5.1				X

Objective 2					———	———	———	———	———
Task 6	Milestone 6.1						X
Task 7	Milestone 7.1								X
Task 8	Milestone 8.1								X
	Milestone 8.2								X

Attachment 2: Invoice/Financing for Cost Reimbursement Contracts, NIH (RC)-4

HHSN261201400048C

Enumeral Biomedical Corp.

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING
INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

Format: Submit payment requests on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request. Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request. DO NOT include a cover letter with the payment request.

Number of Copies: Submit payment requests in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency: Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract. Small business concerns may submit invoices/financing requests more frequently than every two weeks.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall cite the amount(s) and month(s) in which the costs were incurred.

Contractor’s Fiscal Year: Prepare payment requests in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract shall not exceed the United States dollars authorized.

Costs Requiring Advance Approval: Costs requiring advance approval by the Contracting Officer, which are not set forth in the Contract Schedule shall be identified by the Contracting Officer’s Authorization (COA) Number as a separate expenditure category on the payment request. In addition, the Contractor shall show any cost limitation or ceiling set forth in the Contract Schedule, i.e. an Advance Understanding, as a separate expenditure category on the payment request.

Invoice/Financing Request Identification: Identify each payment as either:

(a)          Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.

(b)          Completion Invoice: Submit the completion invoice promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later). The Contractor shall submit the completion invoice when all costs have been assigned to the contract and all performance provisions have been completed.

(c)          Final invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request:

The Contractor shall furnish the information set forth in the instructions below. The instructions are keyed to the entries on the Sample Invoice/Financing Request. All information must be legible or the invoice will be considered improper and returned to the Contractor.

(a)          Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)          Contractor’s Name, Address, Point of Contact, TIN, and DUNS or DUNS+4 Number: Show the Contractor’s name and address exactly as they appear in the contract. Any invoice identified as improper will be sent to this address. Also include the name, title, phone number, and e-mail address of the Point of Contact in case of questions. If the remittance name differs from the legal business name, both names must appear on the invoice. Provide the Contractor’s Federal Taxpayer Identification Number (TIN) and Data Universal Numbering System (DUNS) or DUNS+4 number. The DUNS number must identify the Contractor’s name and address exactly as stated in the contract, and as registered in the System for Award Management (SAM) database.

When an approved assignment of claims has been executed, the Contractor shall provide the same information for the assignee as is required for the Contractor (i.e., name, address, point of contact, TIN, and DUNS number), with the remittance information clearly identified as such.

(c)          Invoice/Financing Request Number: Identify each payment request by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization. For example, if a contractor has already submitted invoice number 05 on one of its contracts or orders, it cannot use that same invoice number on any other contract or order. Payment requests with duplicate invoice numbers will be considered improper and returned to the contractor.

The NIH does not prescribe a particular numbering format but suggests using a job or account number for each contract and order followed by a sequential invoice number (example: 8675309-05). Invoice numbers are limited to 30 characters. There are no restrictions on the use of special characters, such as colons, dashes, forward slashes, or parentheses.

If all or part of an invoice is suspended and the contractor chooses to reclaim those costs on a supplemental invoice, the contractor may use the same unique invoice number followed by an alpha character, such as “R” for revised (example: 8675309-05R).

(d)          Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.

(e)          Contract Number and Order Number (if applicable): Insert the contract number and order number (as applicable).

(f)          Contract Title: Insert the contract title exactly as it appears on the cover page of the contract and/or Section G of the Contract Schedule.

(g)          Current Contract Period of Performance: Insert the contract start date/effective date through the current completion date of the contract.

(h)          Total Estimated Cost of Contract/Order: Insert the total estimated cost of the contract, exclusive of fee. If billing under an order, insert the total estimated cost of the order, exclusive of fee. For contracts/orders with options or incremental funding provisions, enter the amount currently obligated and available for payment.

(i)          Total Fixed-Fee: Insert the total fixed-fee (where applicable). For contracts/orders with options or incremental funding provisions, enter the amount currently obligated and available for payment (where applicable). Note: If the contract provides for another type of Fee, i.e. Award or Incentive Fee, insert the amount available to be earned as identified in the contract and indicate the type of fee to be billed on the payment request.

(j)          Two-Way/Three-Way Match: Identify whether payment is to be made using a two-way or three-way match. To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)          Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l)          Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(m)          Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(n)          Amount Billed - Current Period: Insert the amount claimed for the current billing period by major cost element, including any adjustments and fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)          Amount Billed - Cumulative: Insert the cumulative amounts claimed by major cost element, including any adjustments and fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(p)          Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

1)          Direct Labor: Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:

-	hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the Contract Schedule) for the current billing period, and

-	hours or percentage of effort and cost by labor category from contract inception through the current billing period. (NOTE: The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)

2)          Fringe Benefits: List any fringe benefits applicable to direct labor and billed as a direct cost. Cite the rate(s) used to calculate fringe benefit costs, if applicable.

3)           Accountable Personal Property: Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Contract of Government Property). Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested. Precede the item with an asterisk (*) if the equipment is below the $1,000 approval level. Include reference to the following (as applicable):

-	item number for the specific piece of equipment listed in the Property Schedule, and,

-	Contracting Officer Authorization (COA) number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

4)          Materials and Supplies: Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

5)          Premium Pay: List remuneration in excess of the basic hourly rate.

6)          Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

7)          Travel: Include domestic and foreign travel. Foreign travel is travel outside of the United States and its territories and possessions. However, for an organization located outside the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

8)          Subcontract Costs: List subcontractor(s) by name and amount billed.

9)          Other: List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(q)          Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(r)           Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(s)           Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract. Note: If the contract provides for another type of Fee, i.e. Award or Incentive Fee, provide the same documentation for the amount claimed.

(t)            Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(u)           Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(v)           Grand Totals

(w)          Certification: The Contractor shall include the following certification at the bottom of each payment request:

“Pursuant to authority vested in me, I certify that this voucher is correct and proper for payment.”

Note: The contract may require additional certifications (See Invoice Submission Instructions in Section G of the Contract Schedule)

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

FINANCIAL REPORTING INSTRUCTIONS:

These instructions correspond to the Columns on the Sample Invoice/Financing Request.

Column A - Expenditure Category: Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs. - Negotiated: Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs. - Actual: Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current: Enter amounts billed during the current period.

Column E - Amount Billed - Cumulative: Enter the cumulative amounts to date.

Column F - Cost at Completion: Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G - Contract Amount: Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under): Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost Clause in the contract.

Modifications: List all new modification(s) (not previously reported) in the amount negotiated for an item in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a)   Designated Billing Office Name and Address:
National Institutes of Health
Office of Financial Management
Commercial Accounts
2115 East Jefferson Street, Room 4B432,
MSC 8500
Bethesda, MD 20892-8500

(b)   Contractor’s Name, Address, Point of Contact,
TIN, and DUNS or DUNS+4 Number:
ABC CORPORATION
100 Main Street
Anywhere, U.S.A. Zip+4
Name, Title, Phone Number, and E-mail
Address of Contractor’s Point of Contact.
DUNS or DUNS+4: _________________
TIN: ______________________________

(c)   Invoice/Financing Request No.: ___________

(d)   Date Invoice/Financing Request Prepared:
______________________________________

(e)   Contract No. and Order No. (if applicable):
_______________________________________

(f)    Contract Title:
_______________________________________

(g)   Current Contract Period of Performance:
_______________________________________

(h)   Total Estimated Cost of Contract/Order:
_______________________________________

(i)    Total Fixed Fee (if applicable): ____________

(j)    Two-Way Match: _____
Three-Way Match: _____

(k)   Office of Acquisitions: __________________

(1)   Central Point of Distribution: ______________

(m) This invoice/financing request represents reimbursable costs for the period from _____ to _____.

	Cumulative % of Effort/Hrs		Amount Billed
Expenditure Category* A	Neg. B	Actual C	(n) Current D	(o) Cum E	Cost at Comp F	Contract Value G	Variance H
(p) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits ___%
(3) Accountable Property
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(q) Cost of Money ___%
(r) Indirect Costs ___%
(s) Fixed Fee ___%
(t) Total Amount Claimed
(u) Adjustments
(v) Grand Totals

“Pursuant to authority vested in me, I certify that this voucher is correct and proper for payment.”

(Name of Official)	(Title)

* Attach details as specified in the contract or requested by the Contracting Officer

Attachment 3: Disclosure of Lobbying Activities

HHSN261201400048C

Enumeral Biomedical Corp.

Approved by omb 0348-0046 DISCLOSURE OF LOBBYING ACTIVITIES Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352 (See reverse for public burden disclosure.)
1. Type of Federal Action: ☐ a. contract b. grant c. cooperative agreement d. loan e. loan guarantee f. loan insurance	2. Status of Federal Action: ☐ a. bid/offer/application b. initial award c. post-award	3. Report Type: ☐ a. initial filing b. material change For Material Change Only: year ______ quarter _________ date of last report ___________
4. Name and Address of Reporting Entity: ☐ Prime ☐ Subawardee Tier ________, if known: Congressional District, if known: 4c	5. If Reporting Entity in No. 4 is a Subawardee, Enter Name and Address of Prime: Congressional District, if known:
6. Federal Department/Agency:	7. Federal Program Name/Description: CFDA Number, if applicable: _______________
8. Federal Action Number, if known:	9. Award Amount, if known: $
10. a. Name and Address of Lobbying Registrant (if individual, last name, first name, MI):	b. Individuals Performing Services (including address if different from No. 10a) (last name, first name, MI):

11. Information requested through this form is authorized by title 31 U.S.C. section 1352. This disclosure of lobbying activities is a material representation of fact upon which reliance was placed by the tier above when this transaction was made or entered into. This disclosure is required pursuant to 31 U.S.C. 1352. This information will be available for public inspection. Any person who fails to file the required disclosure shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.

Signature: ________________________ Print Name: ________________________ Title: ________________________ Telephone No.: ______________ Date: ______________
Federal Use Only:	Authorized for Local Reproduction Standard Form LLL (Rev. 7-97)

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee or prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1.          Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

2.          Identify the status of the covered Federal action.

3.          Identify the appropriate classification of this report. If this is a followup report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4.          Enter the full name, address, city, State and zip code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

5.          If the organization filing the report in item 4 checks “Subawardee,” then enter the full name, address, city, State and zip code of the prime Federal recipient. Include Congressional District, if known.

6.          Enter the name of the Federal agency making the award or loan commitment. Include at least one organizational level below agency name, if known. For example, Department of Transportation, United States Coast Guard.

7.          Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

8.          Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract, grant, or loan award number; the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., “RFP-DE-90-001.”

9.          For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10.        (a) Enter the full name, address, city, State and zip code of the lobbying registrant under the Lobbying Disclosure Act of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action.

(b) Enter the full names of the individual(s) performing services, and include full address if different from 10 (a). Enter Last Name, First Name, and Middle Initial (MI).

11.         The certifying official shall sign and date the form, print his/her name, title, and telephone number.

According to the Paperwork Reduction Act, as amended, no persons are required to respond to a collection of information unless it displays a valid OMB Control Number. The valid OMB control number for this information collection is OMB No. 0348-0046. Public reporting burden for this collection of information is estimated to average 10 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, DC 20503.

Attachment 4: Government Property Schedule I-A

HHSN261201400048C

Enumeral Biomedical Corp.

Government Property-Schedule I-A
Enumeral Biomedical Corp.
HHSN261201400048C
9/4/14

	Period I			Period II
ITEM	Unit Price	Unit Quantity	Subtotal	Unit Price	Unit Quantity	Subtotal	TOTAL
1 *	*	*	*	*	*	*	*
2 *	*	*	*	*	*	*	*
3 *	*	*	*	*	*	*	*
TOTAL =			*			*	*

Items (2) and (3) shall be leased; whereas, item (1) shall be purchased. Title to Government Property shall vest with the Government.

Attachment 5: Report of Government Owned, Contractor Help Property

HHSN261201400048C

Enumeral Biomedical Corp.

REPORT OF GOVERNMENT OWNED, CONTRACTOR HELD PROPERTY
CONTRACTOR:	CONTRACT NUMBER
ADDRESS	REPORT DATE:

FISCAL YEAR:

CLASSIFICATION	BEGINNING OF PERIOD		ADJUSTMENTS			END OF PERIOD
	#ITEMS	VALUE	GFP ADDED	CAP ADDED	DELETIONS	#ITEMS	VALUE
LAND>=$25K
LAND<$25K
OTHER REAL>=$25K
OTHER REAL <$25K
PROPERTY UNDER CONST>=$25K
PROPERTY UNDER CONST<$25K
PLANT EQUIP>=$25K
PLANT EQUIP<$25K
SPECIAL TOOLING>=$25K
SPECIAL TOOLING<$25K
SPECIAL TEST EQUIP >=$25K
SPECIAL TEST EQUIP<$25K
AGENCY PECULIAR>=$25K
AGENCY PECULIAR<$25K
MATERIAL>=$25K (CUMULATIVE)
PROPERTY UNDER MFR>=$25K
PROPERTY UNDER MFR<$25K

SIGNED BY:	DATE SIGNED:

(SIGNATURE)

(NAME PRINTED)	(TELEPHONE)

(TITLE)

Report of Government Owned, Contractor Held Property (Rev 3/2008)

Attachment 6: NIH SBIR Program Life Cycle Certification

HHSN261201200048C

Enumeral Biomedical Corp.

NIH Small Business Innovation Research Program
Life Cycle Certification

All SBIR Phase I and Phase II Contractors must complete this certification at all times set forth in the funding agreement (see § 8(h) of the SBIR Policy Directive). This includes checking all of the boxes and having an authorized officer of the Contractor sign and date the certification each time it is required.

A certification is required at the following times:

•	For SBIR Phase I Contractors: At the time of receiving final payment or disbursement.

•	For SBIR Phase II Contractors: prior to receiving more than 50% of the total contract amount and prior to final payment or disbursement.

If the Contractor cannot complete this certification or cannot ensure compliance with the certification process, it should notify the Contracting Officer immediately. If resolution cannot be reached, the Contracting Officer will void or terminate the award, as appropriate.

Contract Number:

Program Director(s)/Principal Investigator(s) (PD(s)/PI(s)):

Please read carefully the following certification statements. The Federal government relies on the information to ensure compliance with specific program requirements during the life of the funding agreement. The definitions for the terms used in this certification are set forth in the Small Business Act, the SBIR Policy Directive, and also any statutory and regulatory provisions referenced in those authorities.

If the Contracting Officer believes that the business is not meeting certain funding agreement requirements, the agency may request further clarification and supporting documentation in order to assist in the verification of any of the information provided.

Even if correct information has been included in other materials submitted to the Federal government, any action taken with respect to this certification does not affect the Government’s right to pursue criminal, civil or administrative remedies for incorrect or incomplete information given in the certification. Each person signing this certification may be prosecuted if they have provided false information.

The undersigned has reviewed, verified and certifies that (all boxes must be checked):

1.           The principal investigator spent more than one half of his/her time as an employee of the Contractor or has requested and received a written deviation from this requirement from the Contracting Officer.

☐Yes	☐No	Deviation approved in writing by Contracting Officer: ____%

2.           All, essentially equivalent work, or a portion of the work performed under this project (check the applicable line):

☐	Has not been submitted for funding by another Federal agency.

☐	Has been submitted for funding by another Federal agency but has not been funded under any other Federal grant, contract, subcontract, or other transaction.

☐	A portion has been funded by another grant, contract, or subcontract as described in detail in the proposal and approved in writing by the Contracting Officer.

3.           Upon completion of the contract it will have performed the applicable percentage of work, unless a deviation from this requirement is approved in writing by the Contracting Officer (check the applicable line and fill in if needed):

☐	SBIR Phase I: at least two-thirds (66 2/3%) of the research

☐	SBIR Phase II: at least half (50%) of the research

☐	Deviation approved in writing by the Contracting Officer: %

4.           The work is completed and it has performed the applicable percentage of work, unless a deviation from this requirement is approved in writing by the Contracting Officer (check the applicable line and fill in if needed).

☐	SBIR Phase I: at least two-thirds (66 2/3%) of the research

☐	SBIR Phase II: at least half (50%) of the research

☐	Deviation approved in writing by the Contracting Officer: %

☐	N/A because work is not completed

5.           The research/research and development is performed in the United States unless a deviation is approved in writing by the Contracting Officer.

☐Yes	☐No	Waiver has been granted

6.           The research/research and development is performed at my facilities with my employees, except as otherwise indicated in the SBIR proposal and approved in the contract.

☐Yes	☐No

☐	I will notify the Federal agency immediately if all or a portion of the work proposed is subsequently funded by another Federal agency.

☐	I understand that the information submitted may be given to Federal, State and local agencies for determining violations of law and other purposes.

☐	I am an officer of the business concern authorized to represent it and sign this certification on its behalf. By signing this certification, I am representing on my own behalf, and on behalf of the business concern that the information provided in this certification, the proposal, and all other information submitted in connection with the award, is true and correct as of the date of submission. I acknowledge that any intentional or negligent misrepresentation of the information contained in this certification may result in criminal, civil or administrative sanctions, including but not limited to: (1) fines, restitution and/or imprisonment under 18 U.S.C. § 1001; (2) treble damages and civil penalties under the False Claims Act (31 U.S.C. § 3729 et seq.); (3) double damages and civil penalties under the Program Fraud Civil Remedies Act (31 U.S.C. §3801 et seq.); (4) civil recovery of award funds; (5) suspension and/or debarment from all Federal procurement and nonprocurement transactions (FAR Subpart 9.4 or 2 C.F.R. part 180); and (6) other administrative penalties including termination of SBIR/STTR awards.

Date

Signature

Printed Name (First, Middle, Last)

Title

Business Name